PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated September 28, 2022,
to
Prospectuses dated May 1, 2022
for
PruLife® Custom Premier II Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective August 1, 2022, American Century VP Mid Cap Value Fund (“the Fund”) restated its expenses. The Fund row in Appendix A is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Mid-Cap Value	American Century VP Mid Cap Value Fund (Class I) - American Century Investment Management, Inc.	0.85%	23.20%	9.41%	12.82%

In addition, Templeton Growth VIP Fund (“the Fund”) is closed to new and additional investments. The last day Prudential accepted new investments in the Fund was the end of business day on September 9, 2022. Any account value invested in the fund as of September 9, 2022, will remain invested therein.

Also, the following changes are effective as of September 12, 2022:
1.The AST Small-Cap Growth Opportunities Portfolio (“the merging Fund”) merged into the AST Small-Cap Growth Portfolio (“the successor Fund”). Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund have been automatically updated to replace the merging Fund with the successor Fund.
2.AST Small-Cap Growth Portfolio has a new subadvisory agreement.
Due to these changes, the row for AST Small-Cap Growth Opportunities Portfolio in Appendix A is hereby deleted, and the row for AST Small-Cap Growth Portfolio in Appendix A is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Small-Cap Growth	AST Small-Cap Growth Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / UBS Asset Management (Americas) Inc.; Emerald Mutual Fund Advisers Trust; Driehaus Capital Management LLC; Massachusetts Financial Services Company; Victory Capital Management Inc.	0.99%^	4.54%	18.03%	15.08%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP177
PCP2, PCP214, PCP215